Dear Shareholder:

The Victory Portfolios Prospectus for the following Funds is being revised to reflect changes in the portfolio management of the Value Fund, the Growth Fund and the Special Value Fund. This information is important and is part of your Prospectus.
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                             The Victory Portfolios

                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                                   Growth Fund
                             Established Value Fund
                               Special Value Find
                         Small Company Opportunity Fund
                               International Fund

                        Supplement dated October 14, 2003
                      To the Prospectus dated March 1, 2003


1. On page 33, under "Organization and Management of the Funds," replace the first paragraph under "Portfolio Management" with the following:

      Effective December 1, 2003, Vincent D. Farrell, Jr. and Louis R. Benzak are the co-managers of the Value Fund. Mr. Farrell is the Chairman of Victory Capital Management. He is also a Managing Director of Victory SBSF Capital Management, and has been with a division of the Adviser since 1982. Mr. Benzak has been a co-portfolio manager of the Value Fund since March 2003. He is a Managing Director of Victory SBSF Capital Management, and has been with a division of the Adviser since 1978.

2. On page 34, under "Organization and Management of the Funds," replace the second paragraph with the following:

      Effective October 15, 2003, William F. Ruple is the portfolio manager and Amy E. Bush is the associate portfolio manager of the Growth Fund. Mr. Ruple is a Senior Portfolio Manager and Managing Director of the Adviser, and has been associated with the Adviser or an affiliate since 1970. He has been the portfolio manager of the Fund since June 1995. Ms. Bush is a Director of the Adviser and has been associated with the Adviser or an affiliate since 1993.

3. On page 34, under "Organization and Management of the Funds," replace the fourth paragraph with the following:

      Effective October 1, 2003, Patrick Dunkerley is the lead portfolio manager, Leslie Z. Globits is the portfolio manager, and Carolyn M. Rains is associate portfolio manager of the Special Value Fund. Mr. Dunkerley has been portfolio manager of the Fund since April 2001. He is a Senior Portfolio Manager and Managing Director with the Adviser, and has been associated with the Adviser since 2001. Prior to that, from September 1996, he was vice president and director of equity research at Securities Corporation of Iowa. Mr. Globits, a Portfolio Manager and Director of the Adviser, was previously a Senior Financial Analyst and Assistant Vice President in KeyCorp's Corporate Treasury Department, and has been with the Adviser or an affiliate since 1987. He has been a portfolio manager of the Fund since June 2003. Ms. Rains is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1998. She has been an associate portfolio manager of the Fund since June 2000.

Please insert this supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.



                                 VF-EQUITY-SUP3